UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021 (September 30, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	42-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by iSun, Inc. (the “Company”) with the Securities and Exchange Commission on October 5, 2021 (the “Original Form 8-K”) disclosing the Company’s completion of the merger of iSun Residential Merger Sub, Inc. (“Merger Sub”), a Vermont corporation and wholly-owned subsidiary of iSun Residential, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with and into SolarCommunities, Inc. d/b/a SunCommon, a Vermont benefit corporation (“SunCommon”). This Current Report on Form 8-K/A amends the Original Form 8-K to present cetain financial statements of SunCommon and to present certain unaudited pro forma financial information in connection with the Company’s business combination with SunCommon, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other items in the Original Form 8-K remain the same and are incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Consolidated Financial Statements, Independent Auditor’s Report and Consolidating Supplemental Information of Solar Communities, Inc. and Subsidiaries d/b/a SunCommon as of December 31, 2020 and 2019, together with the related Notes to Consolidated Financial Statements, listed as Exhibit 99.1 and incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements of Solar Communities, Inc. and Subsidiaries d/b/a SunCommon as of September 30, 2021, listed as Exhibit 99.2 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations are attached as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of iSun, Inc. including Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2021, Pro Forma Condensed Combined Statement of Operations (Unaudited) for the nine months ended September 30, 2021 and Pro Forma Condensed Combined Statement of Operations (Unaudited) for the year ended December 31, 2020, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Gallagher, Flynn & Company, LLP

99.1
Consolidated Financial Statements, Independent Auditors’ Report and Consolidating Financial Information of SolarCommunities, Inc. and Subsidiaries d/b/a SunCommon at December 31, 2020 and 2019, together with Notes to Consolidated Financial Statements.

99.2	Unaudited Condensed Consolidated Financial Statements of Solar Communities, Inc. and Subsidiaries d/b/a SunCommon as of September 30, 2021

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Unaudited Pro Forma Condensed Combined Financial Information of iSun, Inc. as described in Item 9.01 (b) above.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer